HPE to Acquire Nimble Storage March 7, 2017 http://www.hpe.com/investor/home Exhibit 99.5

Forward Looking Statements This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the transaction contemplated by this document; the expected timing of the completion of the transaction; the ability of HPE, its subsidiaries and Nimble Storage to complete the transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Nimble Storage’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HPE’s SEC reports, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2016. HPE assumes no obligation and does not intend to update these forward-looking statements.

Additional Information and Where to Find It The  tender offer for the outstanding shares of Nimble Storage referenced in this document has not yet commenced.  This document  is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that HPE and its subsidiary will file with the U.S. Securities and Exchange Commission (the “SEC”).  At the time the tender offer is commenced, HPE and its subsidiary will file tender offer materials on Schedule TO, and thereafter Nimble Storage will file a Solicitation/Recommendation Statement on Schedule 14D-9, with the SEC with respect to the tender offer.  THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION.  HOLDERS OF SHARES OF Nimble Storage COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF Nimble Storage COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.  The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Nimble Storage’s common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov.  Additional copies of the tender offer materials may be obtained for free by directing a written request to Hewlett Packard Enterprise Company, 3000 Hanover Street, Palo Alto, California 94304, Attention: Investor Relations, or by calling (650) 857-2246. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, HPE and Nimble Storage file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by HPE or Nimble Storage at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. HPE’s and Nimble Storage’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov

HPE to Acquire Nimble Storage HPE will pay $12.50 per share in cash, representing a net cash purchase price of $1.0 billion, and will assume or pay out Nimble’s unvested equity awards, with a value of approximately $200 million The acquisition expands HPE’s leadership position in fast growing $15 billion flash market, including the all-flash segment which is growing at a nearly 17% compound annual growth rate1 HPE expects the acquisition to close in April 2017 and to be accretive to earnings in the first full fiscal year following close Shareholders holding approximately 21% of Nimble Storage’s outstanding shares have already committed to tender their shares in support of the transaction 1Source: IDC Disk Forecast, December 2016

Highest Net Promoter Score in storage industry Publicly traded since 2013 10,000+ Customers About Nimble Storage Founded in 2007, Nimble Storage is a leading provider of all-flash and hybrid storage solutions, headquartered in San Jose, CA Nimble Storage’s portfolio Industry-leading entry to mid-range predictive flash storage offerings and innovative InfoSight Predictive Analytics platform Differentiated by consistent application performance and availability at an unprecedented cost Offered in more than 50 countries 65% Revenue Growth CAGR FY13-FY17 Gartner Magic Quadrant Leader Set up for success

Accelerates growth of Nimble Storage by leveraging HPE’s broad go-to-market engine Creates comprehensive, leading-edge storage portfolio by bringing together highly complementary solutions Strategic Rationale Advances HPE’s Hybrid IT strategy & strengthens its leadership in the fast-growing, flash storage market

Nimble Storage Accelerates our Strategy of Making Hybrid IT Simple We make Hybrid IT simple We have the Expertise to make it happen We power the Intelligent Edge Campus & Branch Industrial Internet of Things Traditional Data Center Software-defined Infrastructure and Private Cloud Multi-cloud partnerships Advisory & Professional Services Technical Services IT Consumption Models Be the industry’s leading provider of hybrid IT, built on the secure, next-generation, software-defined infrastructure that will run customers’ data centers today, bridge to multi-cloud environments tomorrow, and power the emerging intelligent edge that will run campus, branch and Industrial IoT applications for decades to come. All delivered through a world class services capability. We make Hybrid IT simple Traditional Data Center Software-defined Infrastructure and Private Cloud Multi-cloud Partnerships We have the Expertise to make it happen Be the industry’s leading provider of Hybrid IT, built on the secure, next-generation, software-defined infrastructure that will run customers’ data centers today, bridge to multi-cloud environments tomorrow, and power the emerging intelligent edge that will run campus, branch, and Industrial IoT applications for decades to come. All delivered through a world-class services capability. We power the Intelligent Edge Campus & Branch Industrial Internet of Things Advisory & Professional Services Technical Services IT Consumption Models 7

Combination Delivers Full Range of Leading Edge Storage Solutions

HPE 3PAR: Enterprise class for the all-flash datacenter, priced from midrange to high-end

Nimble Storage: Straightforward predictive flash from the entry to midrange

HPE MSA & StoreVirtual: Simple flash acceleration at an entry price point

SimpliVity: Built-for-enterprise software-defined hyperconverged infrastructure that makes hybrid IT simple

InfoSight: Predictive analytics platform that provides the ability to monitor customer deployed infrastructure from the cloud, apply machine learning and predictive analytics to radically simplify operations and deliver a transformed support experience

HPE OneView: HPE's complete portfolio is seamlessly managed by HPE OneView infrastructure management software. Deploy infrastructure faster, simplify lifecycle operations, and improve productivity, with efficient workflow automation, a modern dashboard, and the industry's broadest partner ecosystem.

Hewlett Packard Enterprise

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Key Benefits of the Combined Portfolio for HPE Customers and Partners The ability to seamlessly move data and replicate across hybrid flash and all-flash storage to meet unpredictable IT demands Integrated data protection with application aware snapshots, encryption, replication and integration with leading independent software vendors Effortless management of storage volumes along with data compaction to reduce capacity costs Predictive support automation to anticipate and prevent most problems and solve remaining issues in a matter of minutes Quality of service controls and full stack analytics to ensure predictable performance in hybrid IT deployments A future-proofed technology platform with a rich roadmap to support next-gen storage class memory and non-volatile memory express

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